SECURED PROMISSORY NOTE
May 6, 2011

FOR VALUE RECEIVED, the undersigned, Pana-Minerales S.A., a company incorporated pursuant to the laws of the State of Nevada (“Borrower”), hereby promises to pay to the order of Coventry Capital LLC, (“Lender”) the principal sum of One  Hundred Thousand Dollars U.S. ($100,000.00) (the "Loan"), which Lender has funded in the two traunces of $50,000 and has received executed promissory notes from Borrower, which notes shall be cancelled and replaced with this Secured Promissory Note from the Borrower to the Lender of even date herewith (this “Note”). This Note shall remain outstanding from the date hereof until payment in full at the rates and in the manner described herein. Payments shall be made in immediately available United States dollar funds.

1.            (a)  Except as otherwise noted herein, no payments on this Note shall be due and payable until maturity hereof, which shall be May 6, 2012, (the "Maturity Date").  On the Maturity Date, the principal balance of this Note and all accrued but unpaid interest thereon shall be paid to the Lender.

(b) This Note is secured by a promissory note in the amount of $100,000 made between the Borrower and Brookmount Explorations Inc. (the “Brookmount Note”), up to the principal amount of the Loan and all accrued interest thereon.  Upon execution hereof, or within a reasonable time thereafter, which shall not exceed two (2) weeks, Borrower shall deliver or cause to be delivered to Lender the original Promissory Note and any other documentation or instrument that may be necessary to allow the Lender to effect collection  in the event of a breach of this Note by Borrower. Except as described below in subparagraph (c) or in the case of a breach of this Note by Borrower, the Brookmount Note shall remain in escrow until such time that the principal amount of this Note and all accrued but unpaid interest thereon is repaid in full.  At that time, the Brookmount Note shall be return to Borrower.

2.            The “Interest Rate” shall be equal to 10% per annum. Interest shall commence accruing on the first day after the date hereof on the principal amount of the Loan and continuing for each month thereafter. Interest shall be computed and payable at the time of payment in full of the principal amount hereof.

3.            Notwithstanding anything set forth herein to the contrary, in no event shall the total amount of all charges payable hereunder which are or could be held to be in the nature of interest exceed the maximum rate of interest permitted to be charged under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. Should the Lender receive any payment which would be in excess of that permitted to be charged under any such applicable law, such excess payment shall have been, and shall be deemed to have been, made in error and, to the extent permitted by such applicable law, shall, at the option of the Lender, be (i) applied by the Lender as a payment in reduction of principal of the Note. (ii) applied by Lender as additional interest during any subsequent period when regular interest is accruing hereunder at less than the maximum legal rate so that the total interest for such subsequent period equals the maximum legal rate, (iii) applied in any other manner permitted by such applicable law or (iv) refunded to Borrower.

4.           Borrower promises to pay all reasonable costs of collection, including, without limitation, all attorneys’ fees, whether or not suit is filed or other legal action is instituted, incurred by Lender in enforcing the performance of Borrower’s obligations under this Note, from the time of an event of default. The prevailing party in any legal action or proceeding brought to enforce rights or obligations under this Note shall he entitled to collect court costs and attorneys’ fees and costs incurred in connection therewith.

5.            Upon the occurrence of any event of default which is not cured within the applicable grace period, if any, then Lender may, at its option, without notice or demand pursue any and rights, remedies and recourse it may have pursuant to this Note or any other instruments which may hereafter be executed in connection with the Loan or at law or in equity, including but not limited to the sale of any or all of the Options. Lender’s rights and remedies under this Note or under any instruments which may hereafter be executed in connection with this Note, at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Lender, and may be exercised as often as occasion therefore shall arise; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof or of any other right or remedy. Failure to exercise any of the foregoing options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to any other event. The acceptance by Lender of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option without the express written consent of Lender.

6.           All notices, demands, approvals and other communications provided for herein shall be in writing and may be delivered by personal delivery, by prepaid overnight courier service or by facsimile, addressed to the intended recipient at the address specified below, or at such other address as may be specified in a written notice delivered in the manner provided herein or by facsimile at the fax number provided by Borrower. Any notice shall be deemed delivered upon actual receipt by the party to whom it is addressed after personal delivery or, otherwise, on the earlier of (i) the next day after the date on which it is given to a commercial overnight delivery service; or (ii) the date on which it is received.

If to Lender:

Coventry Capital LLC
Suite 600,1201 Orange St
Willnington DE

If to Borrower:
Pana-Minerales S.A.
PH Villa Medici, Apt 28
Torre C, Panama, Rep. of Panama

7.           Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note and agrees to perform and comply with each of the terms, covenants and provisions contained in this Note on the part of Borrower to be observed or performed. No release of any security for the principal sum due under this Note or extension of time for payment of this Note, or any installment hereof, shall release, discharge, modify, change or affect the liability of Borrower under this Note.

8.            The terms of this Note shall be governed and construed under the laws of the State of Nevada. Borrower hereby agrees that, in the event that Borrower breaches its obligations hereunder, any court located in the State of Nevada shall have jurisdiction to hear any suit, action or proceeding brought by Lender arising out of or in connection with such breach. Lender shall have the sole discretion as to which court it may bring legal action to enforce its lights under this Note.  Borrower hereby acknowledges and irrevocably consents and submits to the jurisdiction of such courts in any such suit, action or proceeding. Service of process may be made against Borrower either in person, wherever it may be found, or by notice as permitted herein to the address set forth herein.

9.            Time is of the essence with respect to every provision hereof. This Note shall inure to the benefit of Lender, its successors, heirs, representatives and assigns, and shall be binding on Borrower, its successors and assigns.

                                  10.           This Note may not be modified or terminated orally but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

                        IN WITNESS WHEREOF, this Note has been duly executed by the Borrower as of this May 6, 2011.

_____________________________
PANA-MINERALES S.A.